Joint Filer Information

Names:                              Rafael Mayer, Montpellier Resources Ltd.,
                                    Khronos LLC, Zen Group, LLC

Address:
                                    Montpellier Resources Ltd.
                                    Canon's court,
                                    22 Victoria Street, Hamilton,
                                    HM EX Bermuda

                                    Khronos LLC
                                    2 Grand Central Tower
                                    140 East 45th Street
                                    28th Floor
                                    New York, NY 10017

                                    Zen Group, LLC
                                    2 Grand Central Tower
                                    140 East 45th Street
                                    28th Floor
                                    New York, NY 10017

                                    Rafael Mayer
                                    c/o Khronos LLC
                                    2 Grand Central Tower
                                    140 East 45th Street, 28th Floor
                                    New York, New York 10017

Designated Filer:                   Montpellier Investments L.P.

Issuer and Ticker Symbol:           Greenlight Capital Re, Ltd. (GLRE)

Date of Event Requiring
the Filing of This Statement:       October 31, 2008

The undersigned, Montpellier Resources Ltd., Khronos LLC, Zen Group, LLC and Rafael Mayer are jointly filing the attached Initial Statement of Beneficial Ownership on Form 3 with Montpellier Investments L.P. with respect to the beneficial ownership of securities of Greenlight Capital Re, Ltd.

Signatures:


Montpellier Resources Ltd

By: /s/ Rafael Mayer
    ------------------------
    Title: Director

Khronos LLC


By: /s/ Rafael Mayer
    ------------------------
    Title: Managing Director

Zen Group, LLC


By: /s/ Rafael Mayer
    ------------------------
    Title: Managing Member


/s/ Rafael Mayer
----------------------------
Rafael Mayer